TERM LOAN AGREEMENT


                            Dated as of June 10, 2003

     This TERM LOAN AGREEMENT (this "Agreement") is entered into between NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware (the "Borrower"), and AUGUSTINE II, LLC, a limited liability company formed under the laws of the State of Delaware (the "Lender"). Capitalized terms used herein shall have the meanings ascribed to such terms in Section 8 of this Agreement.

     In consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                SECTION 1. LOAN

SECTION 1.1. TERM LOAN. Subject to the terms and conditions of this Agreement, the Lender agrees to make loans to the Borrower, and the Borrower agrees to borrow from the Lender, in the aggregate principal amount of four hundred thirty thousand dollars ($420,000) (collectively, the "Term Loan"). The principal shall be loaned as follows: $250,000 on the date hereof, or as soon thereafter as reasonably practicable, $100,000 on July 1, 2003 and the balance on August 1, 2003. The Lender hereby agrees to make such loans to the Borrower on the dates so indicated, with such payments to be made in immediately available funds via wire transfer or cashiers checks.

SECTION 1.2. TERM NOTE. The Term Loan shall be evidenced by a promissory note (the "Term Note"), substantially in the form of Exhibit A, with appropriate insertions, dated the date hereof, payable to the order of the Lender and in the initial principal amount of $250,000. The Term Note shall be revised to reflect the additional loan installments required to be made hereunder as and when such loans are made. The Term Loan shall be due and payable on FEBRUARY 29, 2004 or at an earlier date as provided in Section 3.2 hereof (the "Term Loan Maturity Date").

                          SECTION 2. INTEREST AND FEES

SECTION 2.1. INTEREST. The Borrower agrees to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding hereunder at the following rates per year, compounded monthly (with the result that the interest accrued during each month is added to the principal amount of the Term Loan and subsequent interest shall be calculated in the same manner on the increased principal amount of the Term Loan):

          (a) before maturity of the Term Loan, whether by acceleration or otherwise, at the rate per annum equal to ten percent (10%).

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          (b) after the maturity of the Term Loan,  whether by  acceleration  or otherwise, until paid, at a rate per annum equal to fifteen percent (15%).

     SECTION 2.2. INTEREST PAYMENT DATE. Accrued interest shall be paid in full on the Term Loan Maturity Date.

     SECTION 2.3. BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date the Term Loan is made and excluding the date the Term Loan or any portion thereof is paid or prepaid.

                      SECTION 3. PAYMENTS AND PREPAYMENTS

     SECTION 3.1. PAYMENTS.

          (a) Place of Payment. All payments of principal, interest, fees and other amounts payable hereunder, shall be made to the Lender at its office at 141 West Jackson Boulevard, Suite 2182, Chicago, Illinois 60604.

          (b) Form of Payment. All payments of principal and interest shall be made by wire transfer to the Lender.

     SECTION 3.2. PREPAYMENT.

          (a) Optional Prepayment. The Borrower may from time to time prepay the Term Loan or any portion thereof without premium or penalty.

          (b) Mandatory Prepayment.

               (i) Within thirty (30) days following the last day of each calendar quarter during the term of this Agreement, the Borrower shall make a prepayment of the Term Loan equal to the Borrower's net income before depreciation for such calendar quarter, less the ordinary operating expenses paid by the Borrower as well as its taxes payable during that period, all as determined in accordance with GAAP, up to the total amount then due under the Term Loan.

               (ii) Within ten (10) days of the occurrence of any of the following events, the Borrower shall make a prepayment of the Term Loan in an amount equal to the proceeds received by the Borrower, in each case up to the total amount then due under the Term Loan, from:

                    (A) the sale of any of the Borrower's assets outside the ordinary course of business; and

                    (B) any insurance payouts or condemnation awards payable by reason of theft, loss, destruction, damage, taking or any



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                    other  similar  event with respect to any property or assets of the Borrower (provided, however, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing the Borrower may use such insurance payouts or condemnation awards within thirty (30) days after receipt by the Borrower to replace any such property with property performing the same or similar function).

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Lender to make the Term Loan, the Borrower represents and warrants to the Lender that (except in each case as otherwise disclosed in the Borrower's filings with the SEC and except with respect to any matters with respect to the delisting of the Borrower's shares from the Nasdaq):

     SECTION 4.1. ORGANIZATION. The Borrower is a corporation existing and in good standing under the laws of the State of Delaware; each of its subsidiaries is a corporation, limited liability company or partnership duly existing and in good standing under the laws of the state of its formation; the Borrower and each of its subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction where, because of the nature of their activities or properties, such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Borrower's business, financial condition or results of operations (a "Material Adverse Effect"); and the Borrower and each of its subsidiaries have the power and authority to own their properties and to carry on their businesses as now being conducted.

     SECTION 4.2. AUTHORIZATION; NO CONFLICT. The borrowings hereunder, the execution and delivery of this Agreement, the Term Note and the Warrant and the performance by the Borrower of its obligations under this Agreement, the Term Note and the Warrant are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary.

     SECTION 4.3. FINANCIAL STATEMENTS. The Borrower's audited consolidating and consolidated financial statements as at December 31, 2002, copies of which have been furnished to the Lender, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year, and accurately present the financial condition of the Borrower and its subsidiaries as at such dates and the results of their operations for the respective periods then ended. Since the date of those financial statements, no material, adverse change in the business, properties, assets, operations, conditions or prospects of the Borrower or any subsidiary has occurred. There is no known contingent liability of the Borrower or any subsidiary which is not reflected in such financial statements.

     SECTION 4.4. TAXES. The Borrower and its subsidiaries have filed or caused to be filed all federal, state and local tax returns which are required to be filed, and have paid or have caused to be paid all taxes as shown on such


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returns or on any  assessment  received  by them,  to the extent that such taxes have become due, except as follows: Borrower has not filed its annual report with the Delaware Secretary of State, and owes to the State of Delaware approximately $6,400 in taxes for fiscal year 2002.

     SECTION 4.5. LIENS. None of the assets of the Borrower or any subsidiary thereof are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest.

     SECTION 4.6. ADVERSE CONTRACTS. Neither the Borrower nor any of its subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction, nor is it subject to any judgment, decree or order of any court or governmental body, which may have a material and adverse effect on the business, property, assets, operations, conditions or prospects of the Borrower and its subsidiaries taken as a whole or on the ability of the Borrower to perform its obligations under this Agreement, the Term Note or the Warrant. Neither the Borrower nor any of its subsidiaries has, nor with reasonable diligence should have had, knowledge of or notice that it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any such agreement, instrument, restriction, judgment, decree or order.

     SECTION 4.7. REGULATION U. The Borrower is not engaged principally in, nor is one of the Borrower's important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect.

     SECTION 4.8. LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceedings or governmental proceedings are pending or threatened against the Borrower or any of its subsidiaries which would (singly or in the aggregate), if adversely determined, have a material and adverse effect on the business, properties, assets, operations, conditions or prospects of the Borrower or any subsidiary.

                              SECTION 5. COVENANTS

               Until all obligations of the Borrower hereunder and under the Term Note are paid and fulfilled in full, the Borrower agrees that it shall, and shall cause each of its subsidiaries to, comply with the following covenants, unless the Lender consents otherwise in writing:

     SECTION 5.1. CORPORATE EXISTENCE, MERGERS, ETC. The Borrower and each subsidiary shall preserve and maintain its corporate existence, rights, franchises, licenses and privileges, and will not liquidate, dissolve, or merge, or consolidate with or into any other corporation, or sell, lease, transfer or otherwise dispose of all or a substantial part of its assets (except those assets sold in the ordinary course of its business), except that:

          (a) Any subsidiary may merge or consolidate with or into the Borrower or any one or more wholly-owned subsidiaries; and


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(b)      Any subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Borrower or one or more wholly-owned subsidiaries.

     SECTION 5.2. INSPECTION. The Borrower and each subsidiary shall permit the Lender and its agents at any time during normal business hours to inspect their properties and to inspect and make copies of their books and records, provided that the Lender agrees to enter into confidentiality agreements with respect to the foregoing.

     SECTION 5.3. USE OF PROCEEDS.

          (a) Use of Proceeds. The Borrower shall use the proceeds from the Term Loan solely for operating costs, including but not limited to, employee salaries and costs associated with filing and obtaining SEC effectiveness of the registration statement relating to the Lender's resale of the Common Stock underlying the warrants issued by the Borrower on this date to Lender.

          (b) Margin Regulations. Neither the Borrower nor any subsidiary shall use or permit any proceeds of the Term Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.

          (c) Tender Offers and Going Private. Neither the Borrower nor any subsidiary shall use (or permit to be used) any proceeds of the Term Loan to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or any regulations or rulings thereunder.

     SECTION 5.4. COMPLIANCE WITH LAW. The Borrower and each of its subsidiaries shall comply in all material respects with all laws and regulations (whether federal, state or local and whether statutory, administrative, judicial or otherwise) and with every lawful governmental order or similar action (whether administrative or judicial) applicable to it, except in each case as would not have a Material Adverse Effect.

     SECTION 5.5. AFFILIATE TRANSACTIONS. Not enter into any transaction with an affiliate, except for transactions in the ordinary course of business pursuant to the reasonable requirements of the Borrower's or each subsidiaries' business and upon fair and reasonable terms no less favorable to the Borrower or the subsidiaries than the Borrower or the subsidiaries would obtain in a comparable arms-length transaction.

                        SECTION 6. CONDITIONS OF LENDING

     The obligation of the Lender to make the Term Loan is subject to the following conditions precedent:

     SECTION 6.1. DOCUMENTATION. In addition to the conditions precedent set forth in Section 6.2 and Section 6.3, the obligation of the Lender to make the Term Loan is subject to the conditions precedent that the Lender shall have


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received all of the following, each duly executed and dated a date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request (except for the Term Note, of which only the original shall be signed):

          (a) Agreement. This Agreement;

          (b) Note. The Term Note;

          (c) Resolution. A copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Term Note, the Warrant and the other documents provided for in this Agreement, certified by the secretary or assistant secretary of the Borrower;

          (d) Pledge Agreements. Duly executed pledge agreements in form and substance satisfactory to the Lender (a "Pledge Agreement") by (i) New Millennium Capital Partners, LLC (a "Pledgor") in favor of the Lender, together with stock powers executed in blank, pledging all of its ownership interest in the pledged capital stock of the Borrower, and (ii) by Borrower (a "Pledgor") in favor of the Lender, pledging all of its ownership interest in NuWay Sports, LLC, a California limited liability company;

          (e) UCC Financing Statements. Such duly executed financing statements and other documents together with such other acts and things as the Lender may have required to establish and maintain a valid lien and security interest in the collateral described in the Pledge Agreement;

          (f)  Warrant.   A  duly   executed   warrant  in  form  and  substance
     satisfactory to the Lender by the Borrower in favor of the Lender (the "Warrant"); and

          (g) Miscellaneous. Such other documents and certificates as the Lender may request.

     SECTION 6.2. REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

          (a) Representations and Warranties. At the date of the Term Loan, the Borrower's representations and warranties set forth herein shall be true and correct in all material respects as at such date with the same effect as though those representations and warranties had been made on and as at such date.

          (b) No Default. At the time of the Term Loan, and immediately after giving effect to the Term Loan, the Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of the Term Loan, or would result from the making of the Term Loan.

     SECTION 6.3. NO MATERIAL ADVERSE CHANGE. No material adverse change in, or effect on, (a) the business, assets, properties, operations, condition or


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prospects of the Borrower or any of its  subsidiaries  or (b) the ability of the
Borrower to perform its obligations under this Agreement, the Term Note or the Warrant, in all cases whether due to a single circumstance or event or an aggregation of circumstances or events, shall have occurred.

                               SECTION 7. DEFAULT

     SECTION 7.1. EVENTS OF DEFAULT. Each of the following occurrences is hereby defined as an "Event of Default":

          (a) Nonpayment. The Borrower shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

          (b) Default under Related Documents. Any default, event of default, or similar event shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to the Lender in connection with the Term Loan (including without limitation the Term Note, the Pledge Agreements and the Warrant), or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

          (c) Cross-Default. There shall occur any default or event of default, or any event which might become such with notice or the passage of time or both, or any similar event, or any event which requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by the Borrower, any of its subsidiaries or the Pledgor or under the terms of any indenture, agreement or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured or guaranteed, in each case in respect of an amount that exceeds $100,000, and such event shall continue beyond any applicable period of grace; or

          (d) Dissolutions, etc. The Borrower, any subsidiary or the Pledgor shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or

          (e) Warranties. Any representation, warranty, schedule, certificate, financial statement, report, notice or other writing furnished by or on behalf of the Borrower, any of its subsidiaries or the Pledgor to the Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

          (f) ERISA. (i) Institution of any steps by the Borrower or any subsidiary to terminate a Plan if as a result of such termination the Borrower or such subsidiary could be required to make a contribution to such Plan, or could incur a liability or obligation to such Plan, in either case in excess of $100,000; (ii) a contribution failure occurs with respect to any plan sufficient to give rise to a lien under Section 302(f) of ERISA with respect to any Plan; (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Borrower or any


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     subsidiary  and any  ERISA  Affiliate  have  incurred  on the  date of such withdrawal) exceeds $100,000; or (iv) any "reportable" event shall occur under ERISA in respect of any employee benefit plan maintained for employees of the Borrower or any subsidiary; or

          (g) Litigation. Any suit, action or other proceeding (judicial or administrative) commenced against the Borrower, any of its subsidiaries, or any Pledgor or with respect to any assets of the Borrower, such subsidiary or such Pledgor, shall threaten to have a material and adverse effect on the asset, condition (financial or otherwise) or future operations of the Borrower, such subsidiary or such Pledgor; or a final judgment or settlement in excess of $100,000 in excess of insurance shall be entered in, or agreed to in respect of, any such suit, action or proceeding; or

          (h) Noncompliance with this Agreement. The Borrower shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for ten (10) days after the occurrence of such failure; or

          (i) Pledge Agreement. The Pledge Agreement shall be repudiated or become unenforceable or incapable of performance; any Person other than the Lender shall obtain a security interest or lien in the collateral pledged pursuant to the Pledge Agreement; any court shall determine that the Lender does not have a first priority perfected security interest in the collateral pledge pursuant to the Pledge Agreement; or

          (j) Warrant. A default by the Borrower in the observance or performance of any of the covenants or conditions contained in the Warrant or the Warrant shall cease to be in full force and effect or the Borrower shall so state in writing; or

          (k) Bankruptcy. Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against the Borrower, any of its subsidiaries or any Pledgor, or the Borrower, any of its subsidiaries or the Pledgor shall take any step toward, or to authorize, such a proceeding; or

          (l) Insolvency. The Borrower, any of its subsidiaries or the Pledgor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

     SECTION 7.2. REMEDIES. Upon the occurrence of any Event of Default set forth in subsections (a)-(k) of Section 7.1 and during the continuance thereof, the Lender or any other holder of the Term Note may declare the Term Note and any other amounts owed to the Lender to be immediately due and payable, whereupon the Term Note and any other amounts owed to the Lender shall forthwith become due and payable. Upon the occurrence of any Event of Default set forth in


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subsections  (l)-(m) of Section 7.1, the Term Note and any other amounts owed to the Lender shall be immediately and automatically due and payable without action of any kind on the part of the Lender or any other holder of the Term Note. The Borrower expressly waives presentment, demand, notice or protest of any kind in connection herewith. The Lender shall promptly give the Borrower notice of any such declaration, but failure to do so shall not impair the effect of such declaration. No delay or omission on the part of the Lender or any holder of the Term Note in exercising any power or right hereunder or under the Term Note shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

                             SECTION 8. DEFINITIONS

     SECTION 8.1. GENERAL. As used herein:

          (a) "affiliate" of any Person means (a) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above or (c) in the case of a trust, its protectors or trustees, any Person who is or has been a beneficiary thereof, or any Person who is or has been able to appoint a beneficiary thereof. For purposes of this definition, control of a Person shall mean the power, direct or indirect (i) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (ii) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.

          (b) "Agreement" shall have the meaning set forth in the Preamble.

          (c) "Borrower" shall have the meaning set forth in the Preamble.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (f) "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

          (g) "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement, consistently applied.

          (h) "Lender" shall have the meaning set forth in the Preamble.


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          (i) "Multiemployer Plan" means a multiemployer plan defined as such in
     Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate as a "contributing sponsor" (within the meaning of Section 4001(a)(13) of ERISA).

          (j) "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          (k) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

          (l) "Plan" means any plan, program or arrangement which constitutes an "employee benefit plan" within the meaning of Section 3(3) of ERISA and which is maintained or contributed to by the Borrower or its ERISA Affiliates for the benefit of their employees, including former employees.

          (m) "Pledge Agreement" shall have the meaning set forth in Section 6.1(d).

          (n) "Pledgor" shall have the meaning set forth in Section 6.1(d).

          (o) "subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which the Borrower owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which the Borrower has effective control, by contract or otherwise.

          (p) "Term Loan" shall have the meaning set forth in Section 1.1.

          (q) "Term Loan  Maturity  Date"  shall have the  meaning  set forth in
     Section 1.2.

          (r) "Term Note" shall have the meaning set forth in Section 1.2.

          (s) "Unmatured Event of Default" means an event or condition which would become an Event of Default with notice or the passage of time or both.

          (t) "Warrant" shall have the meaning set forth in Section 6.1(f).

Except as and unless otherwise specifically provided herein, all accounting terms in this Agreement shall have the meanings given to them by GAAP and shall be applied and all reports required by this Agreement shall be prepared, in a manner consistent with the audited financial statements referred to in Section 4.3.

     SECTION 8.2. APPLICABILITY OF SUBSIDIARY AND AFFILIATE REFERENCES. Terms hereof pertaining to any subsidiary or affiliate shall apply only during such times as the Borrower has any subsidiary or affiliate.

                            SECTION 9. MISCELLANEOUS

     SECTION 9.1. WAIVER OF DEFAULT. The Lender may, by written notice to the Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lender and the Borrower shall be restored to their former position and rights hereunder and under the Term Note, respectively, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default or Unmatured Event of Default.

     SECTION 9.2. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed:

          (a) if to the  Lender  to 141  West  Jackson  Boulevard,  Suite  2182,
     Chicago, Illinois 60604, Attention: John T. Porter, telecopy No. (312) 427-5396,

          (b) if to the Borrower to 23461 South Pointe, Suite 200, Laguna Hills, California 92653, Attention: Dennis Calvert, telecopy No. (949) 454-9066, copy to John R. Browning, Esq, telecopy No. (949) 770-8666.

or to such other address as may be hereafter designated in writing by the respective parties hereto.

     SECTION 9.3. NONWAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, on the part of the Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.4. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of the Term Note and the making of the Term Loan.

     SECTION 9.5. SUCCESSORS. This Agreement shall, upon execution and delivery by the Borrower and acceptance by the Lender, become effective and shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender.

     SECTION 9.6. CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

     SECTION 9.7. SINGULAR AND PLURAL. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where appropriate.

     SECTION 9.8. COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 9.9. FEES. The Borrower agrees to pay or reimburse the Lender for all costs and expenses of enforcing this Agreement, the Term Note, the Pledge Agreement or the Warrant, or preserving its rights hereunder or under any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy).

     SECTION 9.10. CONSTRUCTION. This Agreement, the Term Note, the Pledge Agreement, the Warrant and any other document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois and shall be deemed to have been executed in the State of Illinois.

     SECTION 9.11. SUBMISSION TO JURISDICTION; VENUE. To induce the Lender to make the Term Loan, as evidenced by the Term Note and this Agreement, the Borrower irrevocably agrees that, subject to the Lender's sole and absolute election, all suits, actions or other proceedings in any way, manner or respect, arising out of or from or related to this Agreement, the Term Note, the Pledge Agreement, the Warrant or any document executed in connection herewith, shall be subject to litigation in courts having sites within Illinois. The Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said city and state. The Borrower hereby waives any right it may have to trial by jury, to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Lender in accordance with this Section 9.11, or to claim that any such proceeding has been brought in an inconvenient forum.



                            [SIGNATURE PAGE FOLLOWS]




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



         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                            NUWAY MEDICAL, INC.

                            By:
                                 ---------------------------------------------

                            Its:
                                  --------------------------------------------


                            AUGUSTINE II, LLC

                            By:      AUGUSTINE CAPITAL MANAGEMENT, L.L.C., its
                                     manager

                            By:
                                 ---------------------------------------------

                            Its:
                                  --------------------------------------------